Sequent Energy Management
Pete Tumminello - President, Sequent Energy Mgmt.

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Sequent Overview
What We Are
• Core strength in physical logistics and optimization of transportation and storage
 o Locational spreads (transportation capacity)
 o Physical storage spreads (cash, futures, time)
• A business that adds and creates value by understanding and meeting customers’ needs as well as by optimizing gas flows from supply basin to market center
• Leading manager of contractual storage and transportation assets in the Eastern part of the U.S.
• A business growing our services and fee based activity with producers, power generators, and commercial and industrial customers
• An organization of approximately 150 people supported by strong systems, processes and controls
What We Are Not
• Holder of large outright speculative positions
 o Modest risk limits (VaR, credit, basis)
• Financial market-maker

Customer & Asset Driven Business
• Marketing & Optimization Strategy
 o Asset Management (AMA) - management, optimization and trading around physical assets
 o Generation Services (gas-for-power)
 o Producer Services Provider (PSP) - target producers and related counterparties, especially in the
 Marcellus and Haynesville shale regions
• Asset Management
 o Over 30 Asset Management Services transactions across the United States (over 70 material contracted transactions)
 o Sequent continues to grow asset management activities to the West
• Generation Services
 o Currently contracts to serve gas-for-power to over 12,000 MWs (exclusive of the daily and shorter term service also provided)
 o Strong reputation based on ability to serve immediate and daily needs of power plants
• Producer Services Provider
 o Sequent’s strong reputation as Asset Manager easily transferrable to the other end of the pipe with our Producer Clients
 o Recognized for ability to provide more than just a “supply put”, offering access to key markets for producers
 o Sequent has become a key player in the Marcellus and Haynesville shale regions

Dynamic Business Model

Sequent's business model includes a portfolio of assets and services that enable it to capture value in a variety of market conditions.

Services (Producer, Peaking, etc.)
Fee Based Services
Power Generation Fuel Supply
Asset Management Storage & Transportation
Optimization / Trading
Proprietary Storage & Transportation

- The proportion of segments changes with market conditions

For example:

- 2005 - heavy transportation activity
- 2006 - heavy storage activity

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In any given year:
 • Sequent has the ability to
 capture value in a dynamic
 environment
 • 2007 - more “normal” levels of activity
 • 2008 - price volatility and transportation gains
 • 2009 - basis collapsed, storage spreads strong
 •  2010 - expanded regions and new fee based
 services, MW-West transportation spreads
 weaker - East transport stronger

WELCOME
TO
AGL RESOURCES

Contractual Pipelines & Storage Facilities
Sequent Energy Management
Sequent Storage Asset
Sequent Contractual Pipelines
AGL Resources

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Sequent Asset Portfolio

WI
MI
IA
PA
NJ
OH
MD
DC
DE
WV
VA
MO
KY
TRANSCONTINENTAL GAS PIPELINE CORP
NC
TN
SC
AR
AL
GA
MS
LA
FL

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Portfolio Diversity
KEY - ASSETS FIRST
Portfolio benefits result from having
 assets, producer supply and
 power generation load
• Assets required to serve higher
 margin intra-day gas demands of
 power plants
• Power generation load -
 committed gas sales with intra-
 day gas supply requirements
 allows Sequent to secure assets
 competitively
• Producer supply - Securing
 assets provides Sequent the
 opportunity to compete for
 producer supply that must be
 transported to market

2008
2009
2010
978
1,120
1,652
197
200
343
15
21
33
Producer Services (Bcf)
Power Generation (Bcf)
C&I (Bcf)

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Growth in Fees & Services Business

Growth from Multiple Sources

EBIT ($ millions)
100
90
80
70
60
50
40
30
20
10
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011*

Sales Volume (Bcf / day)
6.0
5.0
4.0
3.0
2.0
1.0
0.0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Counterparties
600
500
400
300
200
100
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

Pipelines
100
90
80
70
60
50
40
30
20
10
0
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011

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*
*
*
*Forecast

Credit Exposure By Industry
Manufacturing 3%
Chemical 0%
Oil and Gas 8%
Banking 5%
Other 1%
Natural Gas Utility 30%
Natural Gas Pipeline 15%
Electric Utility and Diversified 38%

Credit Exposure by Rating Tiers
BB+ and below 3%
BBB- 10%
AAA 20%
BBB+ to BBB 32%
A+ to A- 29%
AA+ to AA- 6%

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Credit Management and Review
Aggressive credit management results in track record of performance
• System resource capabilities leveraged to closely monitor exposure levels and activity
• Active management of reviews for creditworthiness
• Active participation in transaction structuring and negotiation of terms
• Full utilization of market intelligence sources
• Real-time communication regarding counterparty status and exposures
• Immediate elevation of issues through communication with RMC, SCC and Treasury
Weighted Average Credit Rating of Portfolio (A)

$10.000
$9.000
$8.000
$7.000
$6.000
$5.000
$4.000
$3.000
$/MMBtu
Jan
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
Jan
Feb
Mar
Delivery Month
As of 11/1/2007
As of 10/31/2008
As of 10/30/2009
As of 11/1/2010

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Historic Intrinsic Value of Storage
Max Spread
2008 - $1.320
2009 - $1.455
2010 - $1.588
2011 - $1.072

Houston Ship Channel / Henry Hub
30-Day Moving Average
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
-$0.50
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2007
2010
2011

Henry Hub / Tetco M3
30-Day Moving Average
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
-$0.50
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2007
2010
2011

2007 2010 2011

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Transportation Spreads - East
Transportation spreads in the East have narrowed due to additional supply and new transportation

Rockies / Chicago
30-Day Moving Average
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
-$0.50
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2007
2010
2011

AECO / Dawn
30-Day Moving Average
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
-$0.50
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2007
2010
2011

AECO / PG&E
30-Day Moving Average
$4.50
$4.00
$3.50
$3.00
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
-$0.50
Feb
Mar
Apr
May
Jun
Jul
Aug
Sep
Oct
Nov
Dec
2007
2010
2011

2007 2010 2011

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Transportation Spreads - West
West transportation spreads are also lower but still an opportunity for Sequent

Dec NYMEX - Prompt
Absolute Spread
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
Apr
May
Jun
Jul
Aug
Sep
Oct

Prompt to Cash Spread
30-Day Moving Average
$2.50
$2.00
$1.50
$1.00
$0.50
$0.00
-$0.50

2007 2008 2009 2010 2011

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Narrowed Storage Spreads

WELCOME
TO
AGL RESOURCES

in millions	2010	2009	Change
Operating Margin	$ 105	$ 111	(5)%
O&M	52	59	(12)%
D&A	2	3	(33)%
Taxes (other than income taxes)	3	2	50%
Total Operating Expenses, exc. COG	57	64	(11)%
Operating Income	48	47	2%
Other income	1	-	nm
EBIT	$ 49	$ 47	4%

in millions	1Q11	1Q10	Change
Operating Margin	$ 50	$ 59	(15)%
O&M	16	15	7%
D&A	-	-	nm
Taxes (other than income taxes)	1	1	-
Total Operating Expenses, exc. COG	17	16	6%
Operating Income	33	43	(23)%
Other income	-	-	nm
EBIT	$ 33	$ 43	(23)%

Note: AGL Resources' wholesale services operating segment is subject to mark-to-market gains and losses related to its hedged transportation and storage positions which can create EBIT volatility quarter to quarter and year over year.

- Continued to build the franchise in one of the most challenging market environments in company's history
- Achieved $49MM and $16MM of 2011 storage rollout schedule
- Continued deal additions in AMAs, fuel supply for power generation, and producer capacity management
- Material impact of reduced volatility from growth in shale gas production impacting both transport and storage portfolio
- Ranked #12 gas marketer by volume and #4 in transportation capacity acquired
- Integrys acquisition provided significant position in the Midwest
- Reasonable cost and headcount control
- Compass providing solid EBIT plus growth opportunities in the East

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Key 2010 Results

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Average Daily Natural Gas Pricing
December 2010
Transco NY
9.165
Transco Z5
7.982
Tetco M3
7.462
Tetco M1
4.296
FGT Z3
4.313
Henry Hub
4.219
SoCal
4.208
AECO
3.686
NWPL Rox
3.981
FL Cities
8.073
Sequent Portfolio Well Positioned

2011 Industry Outlook
• Economic recovery continues to be slow - natural gas growth to come from gas fired power generation
• Volatility expected to remain low
• Gas demand driven by power market, weather events and price
• Gas supply driven by shale gas development boom
• LNG imports down and export of domestic LNG in the works
• Storage infrastructure build-up to be challenged - transport build-up will continue to occur out of shale plays
• Continued consolidation in E&P and merchant power sectors expected
• Rig count to continue shift more towards oil
• CFTC actions likely to increase collateral and compliance requirements
• Wholesale marketing space may see consolidation - we would like to be a consolidator

Commitment Summary
In Millions
$100
$90
$80
$70
$60
$50
$40
$30
$20
$10
$-
2011
2012
2013
2014
AMA Minimums
Storage
Transportation

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Fixed Payment Obligations
•  Majority of assets
 contracted for 1-3 year
 terms
•  Rolling over most
 agreements at lower
 fixed payments
•  Focus is more on
 adding transportation
 assets at lower rates
 at/near intrinsic value
•  Looking for suitable
 storage in the West to
 add to the portfolio

20%
15%
10%
5%
0%
15.4%
18.0%
12.7%
13.1%
14.8%
14.9%
11.0%
2007
2008
2009
2010
2007 to 2010 Average
2010 LTM March '10
2011 LTM March '11

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Wholesale Services ROIC

Average VaR
for the Year ended 12/31
$2,000,000
$1,600,000
$1,200,000
$800,000
$400,000
$0
2007
2008
2009
2010

Average VaR / Volume
$2,000
$1,800
$1,600
$1,400
$1,200
$1,000
$800
$600
$400
$200
$0
2007
2008
2009
2010

EBIT / Average VaR
$40
$35
$30
$25
$20
$15
$10
$5
$0
2007
2008
2009
2010

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Conservative Risk Profile

Wholesale SG&A
$70,000,000
$60,000,000
$50,000,000
$40,000,000
$30,000,000
$20,000,000
$10,000,000
$0
2007
2008
2009
2010

Wholesale SG&A per Dth
$0.07
$0.06
$0.05
$0.04
$0.03
$0.02
$0.01
$0.00
2007
2008
2009
2010

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SG&A Cost Containment

Wholesale EBIT
as Percentage of Consolidated AGL Resources
14%
12%
10%
8%
6%
4%
2%
0%
2007
2008
2009
2010

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EBIT Contribution

2011 Priorities and Objectives
2011 Theme - Improving Excellence
• Expected to deliver more than $53 million of EBIT
• Integrate Nicor wholesale business
• Continue deployment of working capital to the highest return assets
• Aggressively pursue new transportation capacity and grow by 8%-10%
• Significantly grow fuel supply to power generators
• Strategically enhance Sequent’s position in Canada & Pacific Northwest
• Develop asset strategies for Texas intrastate market
• Capitalize on areas of volatility - West/Midwest transport, East constraints
• Expand producer services effort around shale gas development
• Renew material AMA’s & asset portfolio at lower fixed costs
• Extend Compass growth

Cautionary Statements and Supplemental Information
Forward-Looking Statements
Certain expectations and projections regarding our future performance referenced in this presentation, in other reports or statements we file with the SEC or otherwise release to the public, and on our website, are forward-looking statements. Senior officers and other employees may also make verbal statements to analysts, investors, regulators, the media and others that are forward-looking.
Forward-looking statements involve matters that are not historical facts, such as statements regarding our future operations, prospects, strategies, financial condition, economic performance (including growth and earnings), industry conditions and demand for our products and services. Because these statements involve anticipated events or conditions, forward-looking statements often include words such as "anticipate," "assume," "believe," "can," "could," "estimate," "expect," "forecast," "future," "goal," "indicate," "intend," "may," "outlook," "plan," "potential," "predict," "project," "seek,"
"should," "target," "would," or similar expressions. Forward-looking statements contained in this presentation include, without limitation, statements regarding future earnings per share, dividend growth and EBIT contribution, our priorities for 2011 and the proposed merger with Nicor Inc. Our expectations are not guarantees and are based on currently available competitive, financial and economic data along with our operating plans. While we believe our expectations are reasonable in view of the currently available information, our expectations are subject to future events, risks and uncertainties, and there are several factors - many beyond our control - that could cause results to differ significantly from our expectations.
Such events, risks and uncertainties include, but are not limited to, changes in price, supply and demand for natural gas and related products; the impact of changes in state and federal legislation and regulation including changes related to climate change; actions taken by government agencies on rates and other matters; concentration of credit risk; utility and energy industry consolidation; the impact on cost and timeliness of construction projects by government and other approvals, development project delays, adequacy of supply of diversified vendors, unexpected change in project costs, including the cost of funds to finance these projects; the impact of acquisitions and divestitures; direct or indirect effects on our business, financial condition or liquidity resulting from a change in our credit ratings or the credit ratings of our counterparties or competitors; interest rate fluctuations; financial market conditions, including recent disruptions in the capital markets and lending environment and the current economic downturn; general economic conditions; uncertainties about environmental issues and the related impact of such issues; the impact of changes in weather, including climate change, on the temperature-sensitive portions of our business; the impact of natural disasters such as hurricanes on the supply and price of natural gas; acts of war or terrorism; and other factors which are provided in detail in our filings with the Securities and Exchange Commission. Forward-looking statements are only as of the date they are made, and we do not undertake to update these statements to reflect subsequent changes.
Supplemental Information
Company management evaluates segment financial performance based on earnings before interest and taxes (EBIT), which includes the effects of corporate expense allocations and on operating margin. EBIT is a non-GAAP (accounting principles generally accepted in the United States of America) financial measure that includes operating income, other income and expenses. Items that are not included in EBIT are financing costs, including debt and interest expense and income taxes. The company evaluates each of these items on a consolidated level and believes EBIT is a useful measurement of our performance because it provides information that can be used to evaluate the effectiveness of our businesses from an operational perspective, exclusive of the costs to finance those activities and exclusive of income taxes, neither of which is directly relevant to the efficiency of those operations. Operating margin is a non-GAAP measure calculated as operating revenues minus cost of gas, excluding operation and maintenance expense, depreciation and amortization, and taxes other than income taxes. These items are included in the company's calculation of operating income. The company believes operating margin is a better indicator than operating revenues of the contribution resulting from customer growth, since cost of gas is generally passed directly through to customers. In addition, in this presentation, the company has presented its earnings per share excluding expenses incurred with respect to the proposed Nicor merger. As the company does not routinely engage in transactions of the magnitude of the proposed Nicor merger, and consequently does not regularly incur transaction related expenses with correlative size, the company believes presenting EPS excluding Nicor merger expenses provides investors with an additional measure of the company’s core operating performance. EBIT, operating margin and EPS excluding merger expenses should not be considered as alternatives to, or more meaningful indicators of, the company's operating performance than operating income, net income attributable to AGL
Resources Inc. or EPS as determined in accordance with GAAP. In addition, the company's EBIT, operating margin and non-GAAP EPS may not be comparable to similarly titled measures of another company. We also present certain non-GAAP financial measures excluding the effects of our proposed merger with Nicor. Because we complete material mergers and acquisitions only occasionally, we believe excluding these effects from certain measures is useful because they allow investors to more easily evaluate and compare the performance of the Company's core businesses from period to period. Reconciliations of non-GAAP financial measures referenced in this presentation are available on the company’s Web site at www.aglresources.com

Additional Information
Additional Information
In connection with the proposed merger, AGL Resources has filed with the SEC a Registration Statement on Form S-4 (Registration No. 333-
172084), as amended, which is publicly available, that includes a joint proxy statement of AGL Resources and Nicor that also constitutes a prospectus of AGL Resources. AGL Resources and Nicor will mail the definitive joint proxy statement/prospectus to their respective stockholders of record as of April 18, 2011. WE URGE INVESTORS TO READ THE DEFINITIVE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY, AS
WELL AS OTHER DOCUMENTS FILED WITH THE SEC, BECAUSE THEY WILL CONTAIN IMPORTANT INFORMATION ABOUT AGL
RESOURCES, NICOR AND THE PROPOSED TRANSACTION. The joint proxy statement/prospectus, as well as other filings containing information about AGL Resources and Nicor, can be obtained free of charge at the website maintained by the SEC at www.sec.gov. You may also obtain these documents, free of charge, from AGL Resources’ website (www.aglresources.com) under the tab Investor Relations/SEC Filings or by directing a request to AGL Resources, P.O. Box 4569, Atlanta, GA, 30302-4569. You may also obtain these documents, free of charge, from Nicor’s website
(www.nicor.com) under the tab Investor Information/SEC Filings or by directing a request to Nicor, P.O. Box 3014, Naperville, IL 60566-7014.
The respective directors and executive officers of AGL Resources and Nicor, and other persons, may be deemed to be participants in the solicitation of proxies in respect of the proposed transaction. Information regarding AGL Resources’ directors and executive officers is available in the joint proxy statement/prospectus contained in the above referenced Registration Statement and its definitive proxy statement filed with the SEC by AGL
Resources on March 14, 2011, and information regarding Nicor directors and executive officers is available in the joint proxy statement/prospectus contained in the above referenced Registration Statement and its definitive proxy statement filed with the SEC by Nicor on April 19, 2011. These documents can be obtained free of charge from the sources indicated above. Other information regarding the interests of the participants in the proxy solicitation are included in the definitive joint proxy statement/prospectus and other relevant materials filed with the SEC. This communication shall not constitute an offer to sell or the solicitation of an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction. No offer of securities shall be made except by means of a prospectus meeting the requirements of Section 10 of the Securities Act of 1933, as amended.